                                                                   EXHIBIT 10(A)
                                                             Contract No. 105573
                NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
                       TRANSPORTATION   RATE SCHEDULE S-2
                        AGREEMENT DATED December 01, 1993
              UNDER SUBPART G of Part 284 OF THE FERC'S REGULATIONS

1.   SHIPPER is:  NORTH SHORE GAS COMPANY, a local distribution company

2.   MDQ totals:   60,000 MMBtu per day.

3.   TERM:  December 01, 1993 through November 30, 1995

4.   Service will be ON BEHALF OF:
     [X]  Shipper or
     [ ]  Other:  , a

5.   The ULTIMATE END USERS are (check one):
     [ ]  customers of the following LDC/pipeline company(ies):
          ___________________________________ ;
     [ ]  customers in these states:
          _________________________________________________________ ;  or
     [X]  customers within any state in the continental U.S.

6. [ ] This Agreement supersedes and cancels a _____________________ Agreement dated __________
     [ ]  Capacity rights for this Agreement were released from
     [X] [for firm service only] Service and reservation charges commence the latter of:
               (a)  December 01, 1993, and
               (b) the date capacity to provide the service hereunder is available on Natural's System.
     [X] Other: SHIPPER IS CONVERTING A PORTION OF THE SERVICE AGREEMENT DATED APRIL 10, 1992, WITH NATURAL FROM SALES SERVICE TO TRANSPORTATION
          UNDER THIS AGREEMENT                  .

7.   SHIPPER'S ADDRESSES                Natural'S ADDRESSES
                             GENERAL CORRESPONDENCE:
     NORTH SHORE GAS CO.                NATURAL GAS PIPELINE COMPANY OF AMERICA
     ATTN:  Eckhard Blaumueller         Attention: Gas Transportation Services
     122 S. Michigan Avenue             3200 Southwest Freeway  77027-7523
     Room 915                           P. 0. Box 283   77001-0283
     Chicago, Illinois  60603           Houston, Texas

                STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:
     NORTH SHORE GAS CO.                NATURAL GAS PIPELINE COMPANY OF AMERICA
     ATTN:  Eckhard Blaumueller         Attention:  Gas Accounting Department
     122 S. Michigan Ave.               701 East 22nd Street
     Chicago, Illinois  60603           Lombard, Illinois  60148
                                    PAYMENTS:
                                        NATURAL GAS PIPELINE COMPANY OF AMERICA
                                        Attention: Controller
                                        701 East 22nd Street
                                        Lombard, Illinois 60148

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. THIS AGREEMENT SHALL BE CONSTRUED AND GOVERNED BY THE LAWS OF ILLINOIS, AND NO STATE LAW SHALL APPLY TO REACH A DIFFERENT RESULT. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in wrIting. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.

AGREED TO BY:
NORTH SHORE GAS                         NATURAL GAS PIPELINE COMPANY OF AMERICA
BY:    /s/ Thomas M. Patrick            BY:
       -----------------------------           --------------------------------
NAME:  Thomas M. Patrick                NAME:
       -----------------------------           --------------------------------
TITLE: Vice President                   TITLE:
       -----------------------------           --------------------------------

                                    Exhibit A
                            Dated   DECEMBER 01, 1993


COMPANY : NORTH SHORE GAS CO.
CONTRACT: 105573

                                        County/Parish         PIN          MDQ
     Name / Location                         Area      State  No.  Zone  (MMBtu)
     ---------------                    -------------  -----  ---  ----  -------

PRIMARY RECEIPT POINT/S
- -----------------------

1.   AMOCO/NGPL EAST MAXINE LIVE OAK      LIVE OAK     TX     444   04     250
     -------------------------------
     INTERCONNECT WITH AMOCO ON TRANSPORTER'S
     EAST MAXINE LATERAL IN DR. C. F. SIMMONS
     NUECES RIVER VALLEY FARM SUBDIVISION
     BLOCK 77, SURVEY NO. 18.


2.   ASSOCNAT/NGPL RUSH SPRINGS GRADY     GRADY        OK     3071  02     282
     --------------------------------
     INTERCONNECT WTH SHIPPER'S DESIGNEE,
     ASSOCIATED NATURAL GAS, INC. IN SEC.
     7-T4N-R7W, GRADY COUNTY, OKLAHOMA.


3.   BOWEN #1 GRADY                       GRADY        OK     1468  02     697
     --------------
     INTERCONNECT WITH SHIPPER OR ITS
     PRODUCER(S)/SUPPLIER(S) AT OR NEAR THE
     BOWEN #1 WELL ON TRANSPORTER'S CHITWOOD
     GATHERING SYSTEM IN SEC. 5-T5N-R6W,
     GRADY COUNTY, OKLAHOMA.


4.   BRIDGEPORT PLT OUTLET MEC/NGPL WISE  WISE         TX     1850  02     6,683
     -----------------------------------
     AT THE TAILGATE OF THE MITCHELL ENERGY
     BRIDGEPORT PLANT IN THE P. NICHOLAS,
     A-654, WISE COUNTY, TEXAS.


5.   ENRON/NGPL REFUGIO                   REFUGIO      TX     6490  04     829
     ------------------
     INTERCONNECT WITH ENRON CORP. LOCATED IN
     THE JAMES POWER & JAMES HEWITSON SURVEY,
     A-53, REFUGIO COUNTY, TEXAS.

                            Dated   DECEMBER 01, 1993


COMPANY : NORTH SHORE GAS CO.
CONTRACT: 105573

                                        County/Parish         PIN          MDQ
     Name / Location                         Area      State  No.  Zone  (MMBtu)
     ---------------                    -------------  -----  ---  ----  -------
PRIMARY RECEIPT POINT/S
- -----------------------

6.   ENSERCH/NGPL ROUSE MASTER WASHITA    WASHITA      OK     1448  02     73
     ---------------------------------
     INTERCONNECT WITH ENSERCH EXPLORATION AT
     OR NEAR THE ROUSE MASTER METER ON
     TRANSPORTER'S SOUTH WEST BURNS FLAT
     GATHERING SYSTEM IN SEC. 23-T10N-R19E,
     WASHITA COUNTY, OKLAHOMA


7.   HADSON/NGPL EDDY                     EDDY         NM     3681  05     1,397
     ----------------
     INTERCONNECT WITH HADSON GAS SYSTEM
     INC. ON TRANSPORTER'S BIG EDDY GATHERING
     SYSTEM IN SEC. 31-T22S-R27E, EDDY
     COUNTY, NEW MEXICO.  UPSTREAM OF
     TRANSPORTER'S B.S. #23.


8.   HOOKER PLT OUTLT P&P GAS/NGPL TEXAS  TEXAS        OK     1295  02     109
     -----------------------------------
     INTERCONNECT AT THE OUTLET OF THE PARKER
     AND PARSLEY GAS PROCESSING HOOKER
     PURIFICATION PLANT ON TRANSPORTER'S
     HOOKER GATHERING SYSTEM IN SEC.
     8-T4N-R17E, TEXAS COUNTY, OKLAHOMA.


9.   INDIAN BASIN PLT MARATHON/NGPL EDDY  EDDY         NM     1753  05     5,000
     -----------------------------------
     OUTLET OF MARATHON'S INDIAN BASIN PLANT
     IN SEC. 23-T21S-R23E, EDDY COUNTY, NEW
     MEXICO.


10.  KAISER/NGPL T.C.H.#1 LEA             LEA          NM     3509  05     127
     ------------------------
     INTERCONNECT WITH SHIPPER OR ITS
     PRODUCER(S)/SUPPLIER(S) AT OR NEAR THE
     KAISER-FRANCIS OIL COMPANY'S T.C.H.#1
     WELL ON TRANSPORTER'S PERMIAN BASIN
     MAINLINE IN SEC. 1-T16S-R33E, LEA
     COUNTY, NEW MEXICO.

                            Dated   DECEMBER 01, 1993


COMPANY : NORTH SHORE GAS CO.
CONTRACT: 105573

                                        County/Parish         PIN          MDQ
     Name / Location                         Area      State  No.  Zone  (MMBtu)
     ---------------                    -------------  -----  ---  ----  -------
PRIMARY RECEIPT POINT/S
- -----------------------

11.  KN ENERG/NGPL INTER #1 HEMPHILL      HEMPHILL     TX     969   02     1,603
     ------------------------------
     INTERCONNECT WITH KN ENERGY, INC. ON
     TRANSPORTER'S BUFFALO WALLOW GATHERING
     SYSTEM IN SEC. 22, BLOCK M-1, H.&
     G.N.R.R. SURVEY, HEMPHILL COUNTY, TEXAS.
     UPSTREAM OF TRANSPORTER'S P.P.#163


12.  LA GLORIA MOBIL/NGPL JIM WELLS       JIM WELLS    TX     439   04     1,272
     ------------------------------
     AT OR NEAR THE TAILGATE OF MOBIL'S LA
     GLORIA GAS PLANT ON TRANSPORTER'S LA
     GLORIA-MOBIL LATERAL IN LOT #1, SUBD. OF
     LANDS ADJ. TO TOWN OF LA GLORIA, JIM
     WELLS COUNTY, TEXAS.


13.  LLANO/NGPL INTER #2 LEA              LEA          NM     7591  05     3,603
     -----------------------
     INTERCONNECT WITH LLANO, INC. ON
     TRANSPORTER'S PERMIAN BASIN LINE IN SEC.
     9-T22S-R34E, LEA COUNTY, NEW MEXICO.


14.  MCCARICK/NGPL CLAYTON LIVE OAK       LIVE OAK     TX     425   04     1,692
     ------------------------------
     INTERCONNECT WITH MCCARICK OIL COMPANY
     LOCATED ON TRANSPORTER'S CLAYTON LATERAL
     IN THE DR. C.F. SIMMONS NUECES RIVER
     VALLEY FARM SUBDIVISION, BLOCK 77,
     SURVEY NO. 18, LIVE OAK COUNTY, TEXAS.


15.  MRT/NGPL MILLS RANCH WHEELER         WHEELER      TX     3033  02     1,187
     ----------------------------
     INTERCONNECT WITH MISSISSIPPI RIVER
     TRANSMISSION CORPORATION IN SEC. 2,
     A.B.&M. SURVEY.

                            Dated   DECEMBER 01, 1993


COMPANY : NORTH SHORE GAS CO.
CONTRACT: 105573

                                        County/Parish         PIN          MDQ
     Name / Location                         Area      State  No.  Zone  (MMBtu)
     ---------------                    -------------  -----  ---  ----  -------
PRIMARY RECEIPT POINT/S
- -----------------------

16.  MTPC/NGPL HAGIST RANCH DUVAL         DUVAL        TX     6216  04     2,381
     ----------------------------
     INTERCONNECT WITH MIDCON TEXAS PIPELINE
     COMPANY IN OR NEAR THE B.S.&F. SURVEY
     267, A-113.


17.  MTPC/NGPL SOUTH TEXAS P/L NUECES     NUECES       TX     6213  04     4,581
     --------------------------------
     INTERCONNECT WITH MIDCON TEXAS PIPELINE
     COMPANY IN THE ANDRES F. DE LA FUENTE
     SURVEY, A-111, NUECES COUNTY, TEXAS.


18.  MYERS #1-27 GRADY                    GRADY        OK     2940  02     84
     -----------------
     INTERCONNECT WITH SHIPPER OR ITS
     PRODUCER(S)/SUPPLIER(S) IN SEC.
     27-T4N-R7W, GRADY COUNTY, OKLAHOMA.


19.  N BORDER/NGPL KEOKUK                 KEOKUK       IA     8090  01     5,036
     --------------------
     INTERCONNECT WITH NORTHERN BORDER
     PIPELINE COMPANY ON TRANSPORTER'S
     AMARILLO LINE IN SEC. 30-T76N-R10W,
     KEOKUK COUNTY, IOWA.


20.  NGPL/NGPL C.S. 112 INLET MOORE       MOORE        TX     3355  02     755
     ------------------------------
     TRANSFER POINT FOR TRANSPORTATION
     SERVICE AGREEMENTS ON TRANSPORTER'S
     AMARILLO MAINLINE IN SEC. 1 OF THE T.T.
     R.R. SURVEY, MOORE COUNTY, TEXAS.


21.  NGPL/TPC GAGE                        GAGE         NE     2900  01     731
     -------------
     INTERCONNECT WITH TRAILBLAZER PIPELINE
     IN SEC. 15-T4N-R6E, GAGE COUNTY,
     NEBRASKA.

                            Dated   DECEMBER 01, 1993


COMPANY : NORTH SHORE GAS CO.
CONTRACT: 105573

                                        County/Parish         PIN          MDQ
     Name / Location                         Area      State  No.  Zone  (MMBtu)
     ---------------                    -------------  -----  ---  ----  -------
PRIMARY RECEIPT POINT/S
- -----------------------

22.  NNG/NGPL MILLS                       MILLS        IA     203   01     3,198
     --------------
     INTERCONNECT WITH NORTHERN NATURAL GAS
     COMPANY IN SEC. 26-T72N-R43W, MILLS
     COUNTY, IOWA


23.  OASIS/NGPL WARD                      WARD         TX     5003  05     1,818
     ---------------
     INTERCONNECT WITH OASIS PIPE LINE
     COMPANY ON TRANSPORTER'S LOCKRIDGE
     GATHERING SYSTEM IN SEC.93, BLOCK 34,
     H.&T.C.R.R. SURVEY, WARD COUNTY, TEXAS


24.  SABINEPL/NGPL HENRY PLT VERMILION    VERMILION    LA     3592  03     2,440
     ---------------------------------
     INTERCONNECT WITH SABINE PIPELINE
     COMPANY'S GAS PLANT ON TRANSPORTER'S
     LOUISIANA MAINLINE IN SEC. 21-T13S-R4E,
     VERMILION PARISH, LOUISIANA.


25.  SAL DEL REY-MC CORMACK HIDALGO       HIDALGO      TX     453   04     941
     ------------------------------
     INTERCONNECT WITH SHIPPER OR ITS
     PRODUCER(S)/SUPPLIER(S) ON TRANSPORTER'S
     SAL DEL REY LATERAL IN THE SAN SALVADOR
     DEL TULE GRANT, JUAN JOSE BALLI SURVEY,
     A-29O, HIDALGO COUNTY, TEXAS.


26.  SNEED B-12 MOORE                     MOORE        TX     1614  05     3,607
     ----------------
     INTERCONNECT WITH SHIPPER OR ITS
     PRODUCER(S)/SUPPLIER(S) AT OR NEAR THE
     SNEED #B-12 WELL ON TRANSPORTER'S
     PANHANDLE GATHERING SYSTEM IN SEC. 5 OF
     THE J.S. JOHNSON SURVEY, MOORE COUNTY,
     TEXAS, UPSTREAM OF TRANSPORTER'S B.S.
     #2, C.S. #112 AND C.P. #170.

                            Dated   DECEMBER 01, 1993


COMPANY : NORTH SHORE GAS CO.
CONTRACT: 105573

                                        County/Parish         PIN          MDQ
     Name / Location                         Area      State  No.  Zone  (MMBtu)
     ---------------                    -------------  -----  ---  ----  -------
PRIMARY RECEIPT POINT/S
- -----------------------

27.  STINGRAY/NGPL CAMERON                CAMERON      LA     5433  03     2,510
     ---------------------
     INTERCONNECT WITH STINGRAY PIPELINE IN
     SEC. 27-T14S-R13W, CAMERON PARISH,
     LOUISIANA.


28.  TEX SW/NGPL WASHITA                  WASHITA      OK     3695  02     457
     -------------------
     INTERCONNECT WITH TEXAS SOUTHWESTERN
     GAS CORPORATION ON TRANSPORTER'S OKLAHOMA
     EXTENSION MAINLINE IN OR NEAR SEC.
     1-TBN-R19W, WASHITA COUNTY, OKLAHOMA.


29.  TRANSCO/NGPL WHARTON                 WHARTON      TX     967   04     4,899
     --------------------
     INTERCONNECT WITH TRANSCONTINENTAL GAS
     PIPELINE COMPANY IN H.&T.C.R.R. SURVEY,
     A-186.


30.  TUBB #1-1 WINKLER                    WINKLER      TX     1620  05     762
     -----------------
     INTERCONNECT WITH SHIPPER OR ITS
     PRODUCER(S)/SUPPLIER(S) AT OR NEAR THE
     ATLANTIC TUBB #1-1 WELL ON TRANSPORTER'S
     CRITTENDON GATHERING SYSTEM IN SEC. 1
     BLOCK C24, WINKLER COUNTY, TEXAS.


31.  WILLAMAR PLT AMOCO/NGPL WILLACY      WILLACY      TX     457   04     218
     -------------------------------
     OUTLET OF AMOCO'S WILLAMAR PLANT VIA
     TRANSPORTER'S WILLAMAR LATERAL IN THE
     SAN JUAN DE CARRICITOS GRANT, WILLACY
     COUNTY, TEXAS.

                            Dated   DECEMBER 01, 1993



COMPANY : NORTH SHORE GAS CO.
CONTRACT: 105573

                                        County/Parish         PIN          MDQ
     Name / Location                         Area      State  No.  Zone  (MMBtu)
     ---------------                    -------------  -----  ---  ----  -------
PRIMARY RECEIPT POINT/S
- -----------------------

31.  YOUNG TRUST #1-4 HEMPHILL            HEMPHILL     TX     989   02     778
     -------------------------
     INTERCONNECT WITH THE FACILITIES OF
     SHIPPER'S DESIGNEE ON TRANSPORTER'S
     WASHITA CREEK LATERAL IN SEC. 4, H.&
     G.N.R.R. SURVEY, BLOCK M-1. UPSTREAM OF
     TRANSPORTER'S P.P. #163.



SECONDARY RECEIPT POINT/S
- -------------------------

     All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this agreement.

     Rates
     -----

     Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's firm service rate schedules.

     Fuel Gas and Gas Lost and Unaccounted For Percentage (%)
     --------------------------------------------------------

     Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted for.

     Transportation of Liquids
     -------------------------


     Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

                                    Exhibit B
                            Dated   DECEMBER 01, 1993


COMPANY : NORTH SHORE GAS CO.
CONTRACT: 105573

                                        County/Parish         PIN          MDQ
     Name / Location                         Area      State  No.  Zone  (MMBtu)
     ---------------                    -------------  -----  ---  ----  -------
PRIMARY DELIVERY POINT/S
- ------------------------

1.   NO SHORE/NGPL GRAYSLAKE LAKE         LAKE         IL     1     01   60,000
     ----------------------------
     INTERCONNECT WITH NORTH SHORE GAS
     COMPANY LOCATED IN SEC. 12-T44N-R10E,
     LAKE COUNTY, ILLINOIS.
     LAKE, IL.



SECONDARY DELIVERY POINT/S
- --------------------------

     All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this agreement.

                      EXHIBIT C   DATED   DECEMBER 01, 1993

                    PRIMARY TRANSPORTATION PATH SEGMENT MDQs


COMPANY : NORTH SHORE GAS CO.
CONTRACT: 105573


     Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

     A primary transportation path segment is the path between a primary receipt, delivery or node point and the next primary receipt, delivery or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

     A map of Natural's pipeline system showing these primary transportation path segment MDQ's, and the direction to which each applies, is attached.

                       NATURAL GAS PIPELINE CO. OF AMERICA
                FTS PATH MAP - EXHIBIT C DATED DECEMBER 12-01-93
                                                        --------


SHIPPER     : NORTH SHORE GAS CO.

CONTRACT NO.: 105573

MDQ         : 60,000 MMBTU/D



     Exhibit C depicts the relevant portion, including compressor stations, of Natural Gas Pipeline Company of America's transmission system, the primary receipt and delivery points under the transportation agreement, the volumes associated with each point, and the transportation path defined by the primary receipt and delivery points. Exhibit C also specifies the Maximum Daily Quantity under the transportation agreement.

                                       C-2